UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2025

AMERICAN FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 513-579-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange
4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Section 8   Other Events

Item 8.01	Other Events.

On September 16, 2025, American Financial Group, Inc. (the “Registrant”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Registrant and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the issuance and sale in an underwritten public offering of $350 million aggregate principal amount of the Registrant’s 5.000% Senior Notes due September 2035 (the “Senior Notes”). The Senior Notes will be issued under an indenture dated as of November 12, 1997 between the Registrant and U.S. Bank Trust Company, National Association, as Trustee, (the "Indenture"), as supplemented by the Tenth Supplemental Indenture dated as of September 23, 2025 (the "Tenth Supplemental Indenture").

For a description of the Senior Notes, see the materials set forth in the section captioned “Description of Debt Securities” in the Registration Statement described below and the materials set forth in the section captioned “Description of Senior Notes” in the Prospectus Supplement of the Registrant dated September 16, 2025 and filed with the Commission on September 17, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated in this Current Report on Form 8-K by reference.

The Indenture, as supplemented by the Tenth Supplemental Indenture, together with specimen copy of each of the Senior Notes, are incorporated by reference in this Current Report on Form 8-K. The foregoing description of the Senior Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated in this Current Report on Form 8-K by reference.

The Senior Notes are being offered and sold by the Registrant pursuant to a Registration Statement on Form S-3 (File No. 333-277425).

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1
Purchase Agreement dated as of September 16, 2025 among the Registrant and BofA Securities, Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1
Senior Debt Securities Indenture dated as of November 12, 1997, between the Registrant, as Issuer, U.S. Bank National Association (formerly known as Star Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A dated April 19, 1999).

4.2	Tenth Supplemental Indenture dated as of September 23, 2025 between the Registrant, as Issuer and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 5.000% Senior Notes due 2035 (included in Exhibit 4.2).

5.1	Opinion of Keating Muething & Klekamp PLL.

23.1	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5).

104	Cover page Interactive Date File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: September 23, 2025	By:	/s/ Joseph C. Alter
Joseph C. Alter
Vice President